FIRST AMENDMENT TO MASTER CREDIT FACILITY AGREEMENT (Repairs) This FIRST AMENDMENT TO MASTER CREDIT FACILITY AGREEMENT (this "Amendment") dated as of June 18, 2019, is executed by and among THE PARTIES LISTED ON SCHEDULE I A TT ACHED HERETO ("Borrower") and FANNIE MAE, a corporation duly organized under the Federal National Mortgage Association Charter Act, as amended, 12 U.S.C. §1716 et seq. and duly organized and existing under the laws of the United States ("Fannie Mae"). RECITALS: A. Pursuant to that certain Master Credit Facility Agreement dated as of December 18, 2018 (the "Effective Date"), executed by and between Borrower and Berkadia Commercial Mortgage LLC, a Delaware limited liability company ("Prior Lender") (as amended, restated, replaced, supplemented, or otherwise modified from time to time, the "Agreement"), Prior Lender made loans to Borrower in the original principal amount of One Hundred Fifty Million Seven Hundred Eighty One Thousand Five Hundred (Fixed Advance) and 00/100 Dollars ($150,781,500.00), and Fifty Million Two J-lundred Sixty Thousand Five Hundred (Variable Advance) and 00/100 Dollars ($50,260,500.00) (the "Advance"), as evidenced by certain Multifamily Notes dated as of the Effective Date, executed by Borrower and made payable to Prior Lender in the amount of the Mortgage Loan (as amended, restated, replaced, supplemented, or otherwise modified from time to time, the "Note"). B. In addition to the Agreement, the Mortgage Loan and the Note are also secured by, among other things, certain Multifamily Mortgages, Deeds of Trust, or Deeds to Secure Debt dated as of the Effective Date (as amended, restated, replaced, supplemented or otherwise modified from time to time, the "Security Instrument"). C. Fannie Mae is the successor-in-interest to the Prior Lender under the Agreement, the holder of the Note and the mortgagee or beneficiary under the Security Instrument. D. Berkadia Commercial Mortgage LLC, a Delaware limited liability company services the Mortgage Loan on behalf of Fannie Mae. E. The parties are executing this Amendment pursuant to the Agreement to modify the Completion Period for Required Repairs for Wynnfield Crossing and Marquis Place at Elkhorn as shown on the Required Repair Schedule to the Agreement. NOW, THEREFORE, in consideration of the mutual promises contained in this Amendment and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Fannie Mae agree as follows: First Amendment to Master Credit Facility Agreement (Repairs) Fannie Mae Page I Exhibit 10.27

AGREEMENTS: Section 1. Recitals. The recitals set forth above are incorporated herein by reference as if fully set forth in the body of this Amendment. Section 2. Defined Terms. Capitalized terms used and not specifically defined herein shall have the meanings given to such terms in the Agreement. Section 3. Restatement of Required Repair Schedule. The Required Repair Schedule is hereby amended only as to the section that refers to Wynnfield Crossing and Marquis Place at Elkhorn and replaced with the attached language on the attached Supplemental Schedule 6. All other language in the Required Repair Schedule remains unchanged. Section 4. Authorization. Borrower represents and warrants to Fannie Mae that Borrower is duly authorized to execute and deliver this Amendment and is and will continue to be duly authorized to perform its obligations under the Agreement, as amended hereby. Section 5. Compliance with Loan Documents. The representations and warranties set forth in the Loan Documents, as amended hereby, are true and correct with the same effect as if such representations and warranties had been made on the date hereof, except for such changes as are specifically permitted under the Loan Documents. In addition, Borrower has complied with and is in compliance with all of the covenants set forth in the Loan Documents, as amended hereby. Section 6. No Event of Default. Borrower represents and warrants that, as of the date hereof, no Event of Default under the Loan Documents, as amended hereby, or event or condition which, with the giving of notice or the passage of time, or both, would constitute an Event of Default, has occurred and is continuing. Section 7. Costs. Borrower agrees to pay all fees and costs (including attorneys' fees) incurred by Fannie Mae and any Loan Servicer in connection with this Amendment. First Amendment to Master Credit Facility Agreement (Repairs) Fannie Mae Page 2